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                                                                    EXHIBIT 23.1

                                    AIS LOGO

                              CONSENT OF APPRAISER

     We consent to the use of our reports included herein and to the references to our firm in the Airplanes Limited and Airplanes U.S. Trust Report on Form 10-K for the fiscal year ended March 31, 1998.

Dated: June 29, 1998

                                          Aircraft Information Services Inc.

                                          By: /s/ JOHN D. MCNICOL

                                            ------------------------------------
                                            John D. McNicol
                                            Vice President -- Appraisals &
                                              Forecasts

      Headquarters, 26072 Merit Circle, Suite 183, Laguna Hills, CA 92653
         TEL: 714-582-8888  FAX: 714-582-8887  E-MAIL: AISINews@aol.com